Together with you, we make a house a home. Investor Presentation March 5 & 6, 2018 Citi Global Property CEO Conference

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company’s expectations regarding the anticipated benefits of the merger with Starwood Waypoint Homes (“SWH”), the performance of the Company’s business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks associated with our ability to consummate the merger and the timing of the closing of the merger, risks associated with achieving expected revenue synergies or cost savings, risks inherent to the single-family rental industry sector and the Company’s business model, macroeconomic factors beyond the Company’s control, competition in identifying and acquiring the Company’s properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees and insurance costs, the Company’s dependence on third parties for key services, risks related to evaluation of properties, poor resident selection and defaults and non-renewals by the Company’s residents, performance of the Company’s information technology systems, and risks related to the Company’s indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under (i) the section entitled “Part I- Item 1A. Risk Factors,” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) and (ii) the caption entitled “Risk Factors” in the Company’s definitive joint proxy statement/information statement and prospectus filed with the SEC under Rule 424(b)(3), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. See the Company’s Current Reports on Form 8-K filed with the SEC on November 20, 2017 for historical financial information of SWH and on December 21, 2017 for unaudited pro forma financial information to give effect to the merger. This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as alternative or superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP as well as a glossary for terms used in this presentation. The information presented herein speaks as of December 31, 2017 unless otherwise indicated. Additionally, as previously announced, INVH completed its merger with SWH on November 16, 2017. Unless otherwise stated, information presented for the fourth quarter and full year 2017 includes the impact of the merger. 2

Southern California I. INVITATION HOMES INVESTMENT HIGHLIGHTS 3

Investment Summary

Preeminent investor and operator of 83k homes in a sector with unmatched growth prospects

Outsized Growth Prospects for SFR	• 12.5M net households to form over the next 10 years; single-family supply growth remains low[1] • Millennial generation beginning to reach the age where lifestyle and lifestage needs align with single family rental • 5 – 6% SS-NOI growth guidance for Invitation Homes in 2018, more than double the REIT industry average[2]
Premier Portfolio with Unmatched Scale & Locations	• Significant scale and market density – 82,570 total homes, with over 4,800 homes per market on average • Focused on strategically selected high-growth markets (70% of revenue from Western U.S. and Florida) • Household growth almost 2x the US average and housing permits under 1% of existing stock in Invitation Homes markets[3]
Best-In-Class Operating Platform	• Deep, experienced management team with track record of creating value through focused management and innovation • Local, in-house expertise and customer care, empowered by centralized strategy and support tools • Combination of cutting-edge technology with premier ProCare service model driving operating efficiency
Long Runway for Further Value Creation	• On track with merger integration plan to realize $45 - 50M of run-rate cost synergies, with additional upside possible • Opportunity to expand service offerings to residents over time, and to further refine operating model • Enhanced path towards investment grade rating through continued deleveraging
Serving our Communities	• Providing an option for consumers wishing to combine single-family living with a professionally managed leasing lifestyle • Quality of resident service and homes in desirable neighborhoods offer a differentiated value proposition to residents • $2B invested in renovation to revitalize communities, support local vendors, and enhance residents' experience

Note: For additional detail, please see Notes on page 23.

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Outsized Growth Prospects and Attractive Risk Profile INVH offers an opportunity to own the premier portfolio and platform in a highly compelling asset class with significant growth potential, at a significant discount to embedded value ________________________________________________ Source: Deutsche Bank Global Investment Banking. Note: For additional detail, please see Notes on page 23. Single Family Rental is a Uniquely Attractive Asset Class  Strong supply/demand and demographic fundamentals driving both cash flow and asset value growth  Most liquid real estate asset class in the world  Value to both investors and owner-occupants  Significant diversification of assets within portfolio  Stable, predictable cash flow  Low resident turnover  Substantial upside to operating efficiency, with platform optimization early-stage compared to other real estate types  Rising interest rates and tax reform make renting more attractive 5 5.5% 4.1% 2.9% 2.6% 2.2% 2.0% 2.0% 1.5% 1.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Invitation Homes Industrial Storage Office Mall Apartment Strip Center Data Center Healthcare 2018 SS-NOI Growth Guidance (1) Non-SF Rental Wtd Avg: 2.5%

Premier Single-Family Portfolio Unmatched scale and density focused in strategically-selected high-growth locations 70% of Revenue Generated in Western U.S. and Florida Regions (1) >4,800 Homes per Market on Average >95% of Revenue from Markets with >2,000 Homes (1) 7% Increase in FY 2017 Same Store NOI (2) ________________________________________________ Note: For additional detail, please see Notes on page 23. 6 Percent of 4Q17 revenues (1) Seattle 5% Minne- apolis 1% Denver 3% Dallas 3% Houston 3% Phoenix 7% Atlanta 12% Chicago 5% Tampa 10% Southern California 13% Las Vegas 3% South Florida 14% Northern California 7% Charlotte 5% Nashville 1% Jacksonville 2% Orlando 6%

• Industry leading approach to service, combining in-house, local resident care with centralized oversight and support tools • Innovative technology including Smart Home optionality and proprietary ATLAS property and revenue management system • Collaboration between operations and investment management to drive consistency across the organization • Nearly 100% of “handyman work” performed by in-house maintenance technicians • Flexibility in catering to prospective residents’ preferences, with ability to offer self-showings or agent-assisted showings Best-in-Class Operating & Asset Management Platform Combination of the best people, practices, and technology from two industry leaders     65%+ NOI Margin with High Resident Satisfaction and Low Turnover Proprietary ProCare Service  7

Merger integration is progressing well and on track with plan Substantial Identified Cost Synergies from Merger Category Est. Annual Run-Rate Savings Description Property-Related Expenses $15.0 – 17.5 million Field operations optimization, insurance savings, and other vendor and subscription services savings Corporate-Related Expenses $30.0 – 32.5 million Corporate overhead consolidation, public company cost savings, and other vendor and subscription services savings Total Expected Synergies $45 – 50 million • ~$20 million of run-rate synergies realized as of February 21, 2018 • 75% of synergies are expected to be realized on a run-rate basis by the end of 2018 • 100% of synergies are expected to be achieved on a run-rate basis by the first half of 2019 • Potential for additional upside as best practices are implemented across the organization 8

Pursuing Investment Grade Balance Sheet

Continuing to lower leverage, prolong maturities, and reduce borrowing costs

Low Cost, Flexible Capital Structure

- No debt maturities until 2020[1]
- ~80% fixed rate or swapped to fixed rate debt
- Flexible capital stack that is mostly prepayable at no cost
- Significant liquidity with $1.1 billion available through revolving lines of credit and unrestricted cash
- Cash flow growth provides opportunity to reduce Net Debt / EBITDA by ~1 turn per year, assuming excess cash after dividend were to be used for debt repayment

Making Progress Towards Investment Grade

- Refinancings in November and February strengthen our balance sheet:



9/30/17
12/31/17 Pro Forma[2]
Weighted Average Maturity (Yrs)
4.3
4.7
% of Assets Unencumbered
42%
46%
Weighted Average Cost of Debt
3.7%
3.3%

Note: For additional detail, please see Notes on page 23.

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2018 Operational Priorities Execute operationally to further enhance the quality of service we provide to residents2 Continue to deliver strong operating results1 Execute on our integration plan to realize the value we indicated for residents, team members, and shareholders3 Recycle capital4 • Enhance options for consumers who wish to combine single- family living with a convenient and worry-free rental lifestyle • Continued resident loyalty and low turnover for Invitation Homes • 4 – 5% Same Store Core revenue growth • 5 – 6% Same Store NOI growth • Combination of the best elements of two innovative service platforms to further optimize ProCare benefits for residents • $45 – 50 million of annual run-rate cost synergies, 75% realized on a run-rate basis by the end of 2018 • Enhance quality and location of our already best-in-class portfolio 2018 Operational Priorities Targeted Outcomes/Benefits Operational priorities for 2018 are focused on execution Strengthen and optimize our balance sheet5 • Continue to progress towards an investment grade rating • Improve maturity profile and and borrowing costs 10

Seattle II. COMPELLING INDUSTRY FUNDAMENTALS 11

Supply-demand remains supportive of growth, especially in Invitation Homes markets Favorable Macro Fundamentals ________________________________________________ Source: Company public filings, Moody’s, John Burns, and BLS. Note: For additional detail, please see Notes on page 23. Projected Household Formations (Household Growth, 2018e) Total Single Family Completions (% of households) 1.0% 1.9% U.S. Average Invitation Homes Markets 1.8% 1.3% 1985 - 2017 Average in Invitation Homes Markets Invitation Homes Markets, 2018e(1) (1) 12 (1)

JBREC expects 12.5M net households to form over the next 10 years Demographics Create a Long Runway for Household Formations ________________________________________________ Source: John Burns Real Estate Consulting (JBREC) – Demographic Trends and the Outlook for Single Family Rentals, April 2017. Note: For additional detail, please see Notes on page 23.  Younger generations have shown a higher tendency to rent than own their homes  58% of the 12.5M net new households to be formed by 2025 are expected to be renters (1) 13 (3.1) (4.9) (3.8) (1.4) (0.1) 1.6 4.3 14.0 5.9 (5) 0 5 10 15 Pre 1930s 1930s Savers 1940s Achievers 1950s Innovators 1960s Equalers 1970s Balancers 1980s Sharers 1990s Connectors 2000s Globals N et C ha ng e in H ou se ho ld s (M ill io ns ) Generation 2016 - 2025e Forecast Household Growth by Decade Born (Millions) 13.3 million losses 25.8 million gains

21.1 22.7 22.5 21.7 20.4 20.2 20.9 18.0 19.0 20.0 21.0 22.0 23.0 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Age and lifestyle needs of renter base positions Single-Family Rentals to capture household growth Single-Family Rental Positioned to Take Incremental Market Share Avg. IH Resident Age: 40 Current Population by Age Cohort (millions of people) Future Demand Single-Family Renters Multifamily Renters 38% Married 21% Married 17%11% 31% 37% Age Group Marital Status 58% 46% Under 35 65+ 5%15% 48% 70% Number of Children 37% 25% None 3+ 1-2 35-64 ________________________________________________ Sources: U.S. Census Bureau and John Burns Real Estate Consulting, June 2017 Comparing the United States’ 16 Million Single-Family Renters to its 28 Million Multifamily Renters (as estimated by John Burns Real Estate Consulting) 14

Denver III. THE INVITATION HOMES WAY – LEVERAGING OUR RESOURCES TO SERVE COMMUNITIES 15

Together with you, we make a house a home. Mission Our Mission, Vision, and Values 16 Be the premier choice in home leasing by continuously enhancing our residents’ living experience. ValuesVision Unshakeable Integrity We hold ourselves accountable to act with honesty, trust and respect. Genuine Care We serve with heart. Continuous Excellence We always find a way to innovate and deliver. Standout Citizenship We strive to benefit our neighbors and our communities.

Positive Impact on Residents and Communities

Providing a high quality leasing experience for families and improving communities



Resident Experience

- "ProCare" professional resident services provided by in-house local management and service teams
- 24/7 resident service hotline
- Resident First Look program for home sales
- Technology-enhanced resident experience
- High quality homes in desirable neighborhoods



Community Investment

- $2 billion investment rehabilitating homes
- $267 million annual local taxes supporting communities
- $223 million annually to maintain homes for residents
- $32 million paid to homeowner associations annually
- Hundreds of local vendors supported

Superior customer experience creating loyal residents

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Orlando IV. APPENDIX 18

19 Non-GAAP Reconciliations Invitation Homes Reconciliation of Net Loss to NOI and Same Store NOI — IH, Full Year (in thousands) (unaudited) FY 2017 FY 2016 % Change Net loss available to common shareholders (105,952)$ (78,239)$ Net loss available to participating securities 615 — Non-controlling interests (489) — Interest expense 256,970 286,048 Depreciation and amortization 309,578 267,681 General and administrative 167,739 69,102 Property management expense 43,344 30,493 Impairment and other 24,093 4,207 Acquisition costs — 50 Gain on sale of property, net of tax (33,896) (18,590) Other, net 959 1,508 NOI (total portfolio) 662,961 562,260 Non-Same Store NOI (69,364) (49,735) Post-merger Legacy SWH Same Store NOI (42,503) — Adjustments to align Legacy SWH NOI with IH metric definition (499) — IH Same Store NOI 550,595$ 512,525$ 7.4% ________________________________________________ Note: All IH Same Store data follows Invitation Homes metric definitions as they have been defined historically. Refer to the Glossary for metric definitions.

20 Non-GAAP Reconciliations Legacy Starwood Waypoint Homes Reconciliation of Net Loss to NOI and Same Store NOI — Legacy SWH, Full Year (in thousands) (unaudited) FY 2017 % Change NOI (total portfolio) 662,961$ Non-Same Store NOI (69,364) IH Same Store NOI (550,595) Pre-merger Legacy SWH Same Store NOI 289,883 Adjustments to align IH NOI with Legacy SWH metric definition (499) Legacy SWH Same Store NOI 332,386$ 6.4% FY 2016 Legacy SWH net loss attributable to common shareholders (81,267)$ Legacy SWH loss from discontinued operations 17,787 Legacy SWH general and administrative 54,332 Legacy SWH share-based compensation 2,853 Legacy SWH interest expense 152,167 Legacy SWH depreciation and amortization 178,763 Legacy SWH transaction-related expenses 29,496 Legacy SWH impairment of real estate 750 Legacy SWH realized gain on sales of investments in real estate, net of tax (4,673) Legacy SWH equity in income from unconsolidated JVs (738) Legacy SWH other expense, net 2,395 Legacy SWH income tax expense 736 Legacy SWH net income attributable to non-controlling interests (5,218) Legacy SWH NOI (total portfolio) 347,383 Legacy SWH non-Same Store NOI (34,981) Legacy SWH Same Store NOI 312,402$ ________________________________________________ Note: Legacy SWH refers to the homes owned by Starwood Waypoint Homes prior to its merger with Invitation Homes. All Legacy SWH Same Store data follows Legacy Starwood Waypoint Homes metric definitions, and reflects results for the full three months of the quarters presented and full twelve months of the year-to-date periods presented. Refer to the Glossary for metric definitions.

2018 Guidance Invitation Homes is positioned for another year of outsized growth FY 2018 Guidance Core FFO per common share, diluted $1.13 - $1.21 AFFO per common share, diluted $0.94 - $1.02 Same Store Core revenue growth (1) 4% - 5% Same Store Core operating expense growth (1) 2% - 3% Same Store NOI growth (1) 5% - 6% 21 ________________________________________________ Note: The Company does not provide guidance for the most comparable GAAP financial measures of net loss, total revenues, and property operating and maintenance, or a reconciliation of the forward- looking non-GAAP financial measures of Core FFO per share, AFFO per share, Same Store Core revenue growth, Same Store Core operating expense growth, and Same Store NOI growth to the comparable GAAP financial measures because it is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, share-based compensation, casualty loss, non-Same Store revenues, and non-Same Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on our GAAP results for the guidance period. For additional detail, please see Notes on page 23.

Glossary 22 Core NOI Margin Core NOI margin for an identified population of homes is calculated by dividing NOI by Core revenues attributable to such population. Core Revenues Core revenues for an identified population of homes reflects total revenues, net of any resident recoveries and/or bad debt attributable to such population. EBITDA We define EBITDA as net income or loss (computed in accordance with GAAP) before the following items: interest expense; income tax expense; and depreciation and amortization. Funds from Operations (FFO), Core Funds from Operations (Core FFO) and Adjusted Funds from Operations (AFFO) FFO, Core FFO, and Adjusted FFO are supplemental, non-GAAP measures often utilized to evaluate the performance of real estate companies. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income or loss (computed in accordance with GAAP) excluding net gains or losses from sales of previously depreciated real estate assets, plus depreciation, amortization and impairment of real estate assets, and adjustments for unconsolidated partnerships and joint ventures. Legacy Starwood Waypoint Homes (Legacy SWH) Legacy Starwood Waypoint Homes refers to the homes owned by Starwood Waypoint Homes prior to its merger with Invitation Homes, and the metric definitions used by Starwood Waypoint Homes prior to its merger with Invitation Homes. Net Operating Income (NOI) NOI is a non-GAAP measure often used to evaluate the performance of real estate companies. We define NOI for an identified population of homes as rental revenues and other property income less property operating and maintenance expense. Same Store / Same Store Portfolio For Invitation Homes (IH), Same Store or Same Store portfolio includes, for a given reporting period, homes that have been stabilized (defined as homes that have (i) completed an upfront renovation and (ii) entered into at least one post-renovation Invitation Homes lease) for at least 90 days prior to the first day of the prior-year measurement period and excludes homes that have been sold and homes that have been designated for sale but have not yet entered into a written sale agreement during such reporting period. IH Same Store portfolios are established as of January 1st of each calendar year. Therefore, any home included in the IH Same Store portfolio will have satisfied the conditions described in clauses (i) and (ii) above prior to October 3rd of the year prior to the first year of the comparison period. We believe presenting information about the portion of our portfolio that has been fully operational for the entirety of a given reporting period and its prior year comparison period provides investors with meaningful information about the performance of our comparable homes across periods and about trends in our organic business. For Legacy Starwood Waypoint Homes, Same Store or Same Store portfolio includes, for a given reporting period, homes that have been stabilized for at least fifteen (15) months prior to the start of the current measurement period, excluding any homes that have been disposed of, removed from service or returned to the development period for significant renovation. Total Homes / Total Portfolio Total homes or total portfolio refers to the total number of homes we own, whether or not stabilized, and excludes any properties previously acquired in purchases that have been subsequently rescinded or vacated.

Notes Page 4 1) Household formation forecast source: John Burns Real Estate Consulting (JBREC) – Demographic Trends and the Outlook for Single Family Rentals, April 2017. 2) REIT industry average guidance source: Deutsche Bank Global Investment Banking. REIT industry average represents the weighted average (by enterprise value) of the mid-points of guidance provided by each REIT in Green Street Advisors’ REIT coverage universe. Data as of February 26, 2018. 3) Household formation and housing permits source: John Burns Real Estate Consulting (JBREC). Page 5 1) Source: Deutsche Bank Global Investment Banking. REIT industry and subsector averages calculated as the weighted average (by enterprise value) of the mid- points of guidance provided by each REIT in Green Street Advisors’ REIT coverage universe. Data as of February 26, 2018. Page 6 1) Total revenues are for the three months ended December 31, 2017, pro forma as if the merger with Starwood Waypoint Homes took place on October 1, 2017. 2) Represents the weighted average percentage growth in 2018 NOI across the Invitation Homes Same Store portfolio and the Legacy Starwood Waypoint Homes Same Store portfolio, with NOI defined in-line with legacy definitions for Invitation Homes and Legacy Starwood Waypoint Homes, respectively. Refer to pages 20 and 21 for reconciliations to Same Store NOI from the most relevant GAAP metrics. Page 9 1) Excludes $230 million of convertible notes maturing in 2019 2) Pro Forma the IH 2018-1 securitization loan and repayments of the CAH 2014-1 and CAH 2014-2 securitization loans in February 2018. Page 12 1) Weighted by total homes in each Invitation Homes market, as of December 31, 2017. Page 13 1) Estimated by John Burns Real Estate Consulting (JBREC) – Demographic Trends and the Outlook for Single Family Rentals, April 2017. Page 21 1) In 2018, the presentation of Legacy SWH Same Store results will be discontinued. In order to provide what the Company believes to be the most relevant operating metrics in 2018, results will be reported for one Same Store pool, and the Same Store definition will be modified to include homes acquired via the Starwood Waypoint Homes merger that were stabilized within the Legacy SWH portfolio prior to October 1, 2016, in addition to homes acquired and stabilized by Invitation Homes prior to October 1, 2016. 23